SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): JULY 24, 1998
                                                        -------------


                         ICN Pharmaceuticals, Inc.
                         -------------------------
           (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                  001-11397                33-0628076
            --------                  ---------                ----------
  (State or Other Jurisdiction       (Commission              (IRS Employer
        of Incorporation)            File Number)           Identification No.)



             3300 Hyland Avenue
           Costa Mesa, California                                  92626
           ----------------------                                  -----
  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (714) 545-0100
                                                              --------------


                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


Item 5.  Other Events

     On July 24, 1998, the Registrant issued a press release announcing that it intends to issue $200 million of Senior Notes through a private placement.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ICN Pharmaceuticals, Inc.




                                      By   /s/  David C. Watt
                                           -----------------------------
                                           David C. Watt
                                           Executive Vice President,
                                           General Counsel and
                                           Secretary



Date:  July 24, 1998


                               EXHIBIT INDEX




Exhibit Number        Description
--------------        -----------

      99.1 Text of Press Release issued by the Registrant on July 24, 1998.